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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        Commission File Number:
               July 10, 2000                                     0-27441



                       XM SATELLITE RADIO HOLDINGS INC.
            (Exact name of registrant as specified in its charter)



                 Delaware                                  54-1878819
       (State or other jurisdiction                       (IRS Employer
             of incorporation)                       Identification Number)



                           1500 Eckington Place, N.E.
                             Washington, D.C. 20002
              (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (202) 380-4000


          (Former name or former address, if changed since last report)

                       1250 23rd Street, N.W., Suite 57
                            Washington, D.C. 20037
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                        XM SATELLITE RADIO HOLDINGS INC.

Item 5.    Other Events.

         On July 10, 2000, XM Satellite Radio Holdings Inc. issued a press release announcing its receipt of commitments to purchase $235 million of a new series of preferred stock. This equity transaction, when consummated, is expected to complete the Company's required funding through commercial launch of its satellite radio service. Attached as Exhibit A to this Current Report on Form 8-K and incorporated herein by reference is the text of the July 10, 2000 press release.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)      Exhibits.

A.         Press Release, dated July 10, 2000.

                                      -2-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                XM SATELLITE RADIO HOLDINGS INC.


Date:  July 14, 2000                                By:  /s/ Joseph M. Titlebaum
                                                         -----------------------
                                                         Joseph M. Titlebaum
                                                         Senior Vice President,
                                                         General Counsel and
                                                         Secretary

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------


Exhibit                               Description
-------                               -----------

    A                      Press Release dated July 10, 2000